Savings And Investment Plan And Deferred Compensation Plans	12 Months Ended
Dec. 31, 2017
Savings And Investment Plan And Deferred Compensation Plans [Abstract]
Savings And Investment Plan And Deferred Compensation Plans
NOTE 21. SAVINGS AND INVESTMENT PLAN AND DEFERRED COMPENSATION PLANS
Savings and Investment Plan
The Company maintains a defined contribution Savings and Investment Plan (the Endo 401(k) Plan) covering all U.S.-based eligible employees. The Company matches 100% of the first 3% of eligible cash compensation that a participant contributes to the Endo 401(k) Plan plus 50% of the next 2% for a total of up to 4%, subject to statutory limitations. Participants are immediately vested with respect to their own contributions and the Company’s matching contributions.
Costs incurred for contributions made by the Company to the Endo 401(k) Plan amounted to $9.4 million, $11.5 million and $8.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.
Directors Stock Election Plan
The Company maintains a directors stock election plan. The purpose of this plan is to provide non-employee directors the opportunity to have their retainer fees, or a portion thereof, delivered in the form of Endo ordinary shares. The amount of shares will be determined by dividing the portion of cash fees elected to be received as shares by the closing price of the shares on the day the payment would have otherwise been paid in cash.